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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2005


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                  0-16421                  52-1518642
    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)             Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04.    TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
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              OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
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         Pursuant to the Junior Subordinated Indenture, dated May 24, 2000 (the
"Indenture"), by and between Provident Bankshares Corporation (the "Company")
(as successor to Southern Financial Bancorp, Inc., herein referred to as "Southern Financial") and Wilmington Trust Company ("Wilmington"), and the First Supplemental Indenture, dated April 30, 2004 (the "Supplemental Indenture"), by and between the Company, Southern Financial and Wilmington, the Company gave notice to Wilmington of its intention to redeem on July 15, 2005 all $5,154,640 aggregate principal amount of the 11% junior subordinated debt securities due 2030 (the "Debentures") held by Southern Financial Capital Trust I (the
"Trust"). The redemption price is equal to 105.5% of the principal amount, or $5,438,145.20, plus aggregate unpaid interest of $141,752.60. The Indenture is incorporated herein by reference to Exhibit 4.4 to Southern Financial's Registration Statement on Form S-1 (File No. 333-94461) filed with the
Securities and Exchange Commission on January 11, 2000. The Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated by reference herein.

         As a result of the redemption of the Debentures, and pursuant to the Amended and Restated Declaration of Trust, dated May 18, 2000, between the Company (as successor to Southern Financial), Wilmington, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein, Wilmington notified the holders of trust preferred securities (the "Trust Securities") issued by the Trust that the Trust Securities will be redeemed on July 15, 2005. Following the redemption, the Company's capital ratios will continue to comply with all applicable regulatory capital requirements and Provident Bank's capital ratios will continue to be considered "well capitalized" for regulatory purposes. On June 15, 2005, the Company issued a press release announcing the redemption of the Trust Securities issued by the Trust. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01.    REGULATION FD DISCLOSURE
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         On June 15, 2005, the Company issued a press release announcing the redemption of the Trust Securities issued by Southern Financial Capital Trust I. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01.    OTHER EVENTS
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         On June 17, 2005, the Company announced that its Board of Directors approved a stock repurchase program (the "Repurchase Program") authorizing the Company to repurchase up to 1.3 million shares, or approximately 4%, of its outstanding common stock.

         The press release announcing the Repurchase Program is filed as Exhibit
99.2 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
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         (c)      Exhibits

                  4.1 Indenture (Incorporated by reference to the Registration Statement of Southern Financial Bancorp Inc. on Form S-1 (File No. 333-94461) filed with the Securities and Exchange Commission on January 11, 2000).


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                  4.2   Supplemental Indenture

                  99.1  Press Release dated June 15, 2005

                  99.2  Press Release dated June 17, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION


                                     By: /s/ Robert L. Davis
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                                         Robert L. Davis
                                         General Counsel and Corporate Secretary

Date: June 17, 2005